EXHIBIT NO. 32.1

Form 10-KSB
Echo Resources, Inc.
File No. 000-26703

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Annual  Report  of  Echo Resources,  Inc.  (the "Company") on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Pieter DuRand,  Chief  Executive  and  Financial  Officer of the  Company,  certify pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: September 25, 2008                                                   By:   /s/  PieterDuRand
                                              Pieter DuRand
                               Chief Executive Officer
                               Chief Financial Officer

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A signed original of this written statement required by Section 906 has been provided to Echo Resources, Inc. and will be retained by Echo Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.